UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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AMENDMENT No. 1
TO
FORM 8-K CURRENT REPORT
ON
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2007

JADE MOUNTAIN CORPORATION
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(Exact name of Registrant as specified in charter)

Nevada	0 - 52549	41 - 1508112

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

No. 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China      116100

(Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code: (011)-86-411-87661222

211 West Wall Street, Midland, Texas 79701-4556
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note

Jade Mountain Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 12, 2007 (File No. 000-52549), solely to (i) amend Item 4.01 - Changes in Registrant’s Certifying Accountant, and (ii) file an updated Former Accountant’s Statement as Exhibit 16.1 hereto, stating whether said accountant agrees with the amended Item 4.01 disclosures. Only the amended Item 4.01 and updated Exhibit 16.1are being filed herewith. No other changes or items are being effected by this filing.

Item 4.01     Changes in Registrant's Certifying Accountant.

Previous Independent Accountants.

 On October 5, 2007, in connection with the Company’s acquisition of RINO’s assets and business and the related change in control of the Company, our Board of Directors elected to discontinue our relationship with S.W. Hatfield, CPA as our independent accountant.
S.W. Hatfield, CPA’s audit opinions on the Company’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of S.W. Hatfield, CPA for the fiscal years ended December 31, 2005 and December 31, 2006 indicated conditions that raised substantial doubt about the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2005 and December 31, 2006, the interim period ended June 30, 2007, and through the date of the discontinuance of S.W. Hatfield, CPA’s engagement as the Company’s independent accountant, we have had no disagreements with S.W. Hatfield, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S.W. Hatfield, CPA, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.
During the fiscal years ended December 31, 2005 and December 31, 2006 and through the date of this Amendment No. 1 to the Company’s Current Report on Form 8-K/A, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.
 We have provided S.W. Hatfield, CPA with a copy of this Amendment No. 1 to the Company’s Current Report on Form 8-K/A before its filing with the SEC.  We have requested that S.W. Hatfield, CPA furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree (the “Former Accountant Statement”). The Company has requested that S.W. Hatfield, CPA furnish it with the Former Accountant Statement within ten (10) business days after the date of this Report, so that such Former Accountant Statement can be filed with the SEC. A copy of the Former Accountant Statement, dated October 17, 2007, is filed herewith as Exibit 16.1.

New Independent Accountants.

Our Board of Directors has appointed Jimmy Cheung & Co. (“Cheung”) as our new independent registered public accounting firm as of October 5, 2007. During the two most recent fiscal years and through the date of our engagement, the Company did not consult with Cheung regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)). Prior to our acquisition of RINO’s assets and business, however, RINO had been audited by Cheung, and RINO consulted with Cheung with regard to certain aspects of such acquisition.

Item 9.01      Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report:

16.1	Letter dated October 17, 2007 from S.W. Hatfield, CPA, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JADE MOUNTAIN CORPORATION

(Registrant)

Date: October 19, 2007	By:	/s/ Zou Dejun
Zou Dejun
Chief Executive Officer